© Fifth Third Bancorp | All Rights Reserved Investor Presentation July 2026

2 © Fifth Third Bancorp | All Rights Reserved 1 Peer 1 47% Peer 1 150% Peer 7 159% Peer 7 386% 2 Peer 9 42% Peer 4 122% Peer 1 158% Peer 1 367% 3 FITB 37% FITB 120% FITB 153% FITB 334% 4 Peer 6 29% Peer 2 111% Peer 6 127% Peer 6 316% 5 Peer 5 29% Peer 10 106% Peer 2 105% Peer 10 247% 6 Peer 10 25% Peer 6 104% Peer 10 103% Peer 4 194% 7 Peer 4 25% Peer 5 93% Peer 5 89% Peer 5 188% 8 Peer 7 20% Peer 9 83% Peer 4 76% Peer 3 182% 9 Peer 8 16% Peer 8 77% Peer 3 70% Peer 2 142% 10 Peer 2 15% Peer 7 74% Peer 9 51% Peer 9 117% 11 Peer 3 7% Peer 3 62% Peer 8 37% Peer 8 107% 7 Year 10 Year 1 Year 3 Year Delivering shareholder outperformance Total shareholder return Source: S&P Capital IQ, Bloomberg Finance L.P. Note: Trailing TSR as of 7/23/2026; Excludes peers that participated in an FDIC assisted transaction. Producing top quartile total shareholder returns consistently

3 © Fifth Third Bancorp | All Rights Reserved Top 10 U.S. Bank with local scale and national reach1 Assets $300 billion Ranked 9th in the U.S.1 Deposits $234 billion Ranked 9th in the U.S.1 U.S. branches 1,500 Ranked 7th in the U.S.1 Note: Assets, deposits, and branches as of 6/30/26; 1Rankings as of 3/31/26 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; 2Represents standalone Fifth Third for 2025. Includes Wire, ACH, SWIFT, and Instant Payments; 3MSAs with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau; 4Population as of 2025 per S&P Capital IQ. Payments processed2 $18 trillion Ranked 4th in real-time payments among banks Fastest-growing large U.S. MSAs3 Toronto office London office Operating in 17 of the 20 fastest-growing large U.S. metro areas3 Retail footprint covers more than half of the U.S. population4 Southwest footprint Midwest footprint Southeast footprint

4 © Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth ✓ Resilient balance sheet ✓ Strong credit profile ✓ Branch-originated insured deposits and operational deposits tied to payments services ✓ NII growth and NIM expansion ✓ Diverse fee mix with high total revenue contribution ✓ Expense discipline ✓ Southeast and Texas demographics ✓ Modular, repeatable investments ✓ Tech-enabled product innovation #2 #3#1 Delivering on our commitment to be transparent and disciplined for our shareholders

A decade of value creation – Positioned for the next decade of growth

Total assets have more than doubled

Total assets ($ billions)



$142
~2x
$300
2016
2Q26

Creating a **Top 10** U.S. Bank[1]

Footprint repositioning materially lifts underlying growth potential

Fifth Third's footprint as a percentage of the U.S. population[2]



29%
~2x
56%
2016
2025

4%+ expected footprint population growth[3]

Profitability has nearly doubled and continues to improve

Adjusted ROTCE[3]



9.9%
~2x
17.8%
2016
2025

Target **19%+** ROTCE in 2027[3]

Peer leading efficiency provides greater capacity to invest

Adjusted efficiency ratio[3]



63.9%
55.9%
2016
2025

Target **53%** eff. ratio in 2027[3]

Fifth Third has doubled in scale, doubled in profitability, and fundamentally changed our long-term growth profile

[1]Rankings as of 3/31/26 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Source: S&P Capital IQ. Represents population in Fifth Third's retail footprint states as a percentage of the total U.S. population; [3]See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q26 earnings release.

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© Fifth Third Bancorp | All Rights Reserved

6 © Fifth Third Bancorp | All Rights Reserved Evolution of Fifth Third over the last two decades 2005 2010 2015 2020 2025 2005 2010 2015 2020 2025 2Q26 Assets $105B $111B $141B $205B $214B $300B FTE ~21,700 ~20,800 ~18,300 ~19,900 ~18,700 ~25,200 Assets FTE $4.9MM $5.3MM $7.7MM $10.3MM $11.5MM $11.9MM 2010-2016 Launched Transforming Fifth Third which established the Three Lines of Defense 2016-2019 Project NorthStar enhanced efficiency and profitability Feb. 2026 Comerica acquisition closed 2026 • Agentic Jeanie • Universal search powered by AI March 2019 acquisition closed Feb. 2006 Fifth Third hit peak headcount of ~22k Stability, Profitability & Growth 2022 Value Stream program began // // 2023 Released AI- powered Jeanie 2.0 & Newline platform 2018 Southeast expansion began, enabled by geospatial analytics 2019 Converted to OCC charter, launched DeNovo analytics & NextGen branch design 2007-2009 GFC 2020 MyDay & Jeanie Chatbot introduced 2025 Improved Jeanie 3.0 released 2021 Momentum Banking released 2022 Cloud-native mobile app launched

7 © Fifth Third Bancorp | All Rights Reserved NII contribution1 45% 50% 5% 50% 32% 18%Fee contribution1 A simple, diversified business portfolio • Texas Commercial Banking Loans $56B Deposits $123B Loans $10B Deposits $13B Loans $114B Deposits $96B Consumer & Small Business Banking Wealth & Asset Management Lending / Deposits / Capital Markets / Treasury Management & Payments Lending / Deposits / Payments Wealth Management / Trust / Custody NII contribution1 Fee contribution1 NII contribution1 Fee contribution1 Business Offerings Business Offerings Business Offerings Note: "World's Most Ethical Companies" and "Ethisphere" names and marks are registered trademarks of Ethisphere LLC. 1Source: FITB and management filings as of June 30, 2026, presented as a percent of 2Q26 segment revenue, which excludes General Corporate and Other.

8 © Fifth Third Bancorp | All Rights Reserved Fifth Third and Comerica: Combination leverages franchise strengths for value creation Now: A compelling strategic transaction Superior financial outcomes • No tangible book value per share1 dilution — immediate “cash-on- cash” return of investment • One of 2 peers to grow tangible book value per share1 and TCE in both 1Q26 and 2Q26 Accelerates our strategy • Drives density and granularity in core and high growth markets • Expands presence in the fastest- growing U.S. markets • Strengthens and scales high-ROE, recurring fee platforms Long term: A platform for growth Within 2 years: An even more stable and profitable company We have the proven expertise and track record to deliver on this compelling strategic opportunity Market leadership and expansion • Fortress #2 position in our Midwest markets — top 4 in all our Midwest states2 • Clear path to top 5 locational share in high-growth Southeast and Texas markets3 — operating in 17 of the 20 fastest-growing large MSAs4 Transformational growth potential • Creates a national middle market banking powerhouse with specialty verticals • $500 million revenue synergy opportunity over next five years driven by people, products and capabilities Further boosts stability and profitability • 19%+ ROTCE1 — 200+ bps improvement • Efficiency ratio1 in the low-to-mid 50s — 200+ bps improvement Broader, more resilient business mix • Well-diversified in business lines, geographies, and fees • More granular loan portfolio • Durable, recurring revenue from scaled fee businesses Source: S&P Capital IQ, FactSet, FDIC, FITB filings and management and CMA filings. Branch and deposit data per June 2025 FDIC Summary of Deposits. Pro forma impact is presented for illustrative purposes only. 1Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release. Pro forma metrics are based on 2027E consensus estimates and incorporate all transaction adjustments; 2Rankings are on a capped basis (deposits per branch capped at $250MM); 3Location share based on June 2025 branch counts and management projections for de novo builds; 4MSAs with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau.

Relationship banking powerhouse positioned to grow

Salesforce additions drive growth[1]

Middle market salesforce



283
6% CAGR
618
364
2021
2026

Middle market loans ($B)

2Q26 End of Period Loans



$18
6% CAGR
$37
$23
2021
2026
Comerica
Fifth Third

Relative asset size does not reflect middle market scale

Total assets

As of 2Q26



~17x
Trillionaire

Total middle market lending

As of 2Q26



~2x
Trillionaire

Relationship focused with industry leading product capabilities

- Deep, relationship driven Middle Market platform serving diverse industries across the country
- Leading payments products in core treasury management and an industry leader in embedded payments
- Broad capital markets capabilities, including customer derivatives, syndications, debt and capital markets, and M&A

Source: company filings and management reporting as of June 30, 2026; [1]2021 Middle market salesforce and loans presented as standalone Fifth Third

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© Fifth Third Bancorp | All Rights Reserved

Strategic investments resulting in fee diversification and growth

Fee revenue mix is well-diversified

LTM 2Q26 pro-forma noninterest income mix[1,2]



Other Noninterest Income
Mortgage Banking
Commercial Banking
Capital Markets
Wealth & Asset Management
Commercial Payments
Consumer Banking
5%
5%
24%
12%
14%
23%
17%
LTM 2Q26 pro-forma noninterest income
$4.2B

Fee contribution as a percent of revenue is favorable relative to peers

LTM 2Q26 pro-forma noninterest income as a percent of pro-forma revenue[2], unless otherwise noted



33%
30%
LTM 2Q26 Peer Median

- Total pro-forma fee revenue accounted for ~33% of total pro-forma revenue for the last twelve months
- **Two $1B+ high-growth, recurring revenue engines**: Commercial Payments and Wealth and Asset Management
- **Diversified fee sources**: 5 categories greater than 10%

Note: Totals may not foot due to rounding. [1]See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q26 earnings release; [2]Last twelve month (LTM) noninterest income and revenue are presented on a pro-forma basis, excluding securities gains/losses, for Fifth Third and Comerica as of 6/30/2026.

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Commercial Payments with significant scale and leading technology

Noninterest income contribution

2Q26 LTM pro-forma noninterest income[1,2] of $4.2B



24%
5%
5%
12%
14%
17%
23%
2Q26 LTM commercial payments fees
$1.0B
Commercial payments

Commercial payments fees and NII contribution from operating deposits represents over $2B in annualized revenue today

Well established commercial payments organization with significant scale

Traditional treasury mgmt.
- Liquidity manager
- Escrow manager
- Commercial card
- Lockbox & check

Managed Services
- A/R automation
- A/P automation
- Cash logistics
- Healthcare (Big Data HC)

Newline *Embedded payments*
- Platform
- Interaction channels
- Financial products
- Risk solutions

Top 5 market share in several product categories[3]

#2 of 37 in Coin and currency revenue

#2 of 32 in Retail lockbox remittances

#3 of 42 in Total ACH originations

#3 of 39 in Wholesale lockbox remittances

#4 of 37 in Total check clearing

#5 of 35 in Account reconciliations

Payments processed



$ in trillions
7%
long-term CAGR
$5
$10
$15
$18
2007
2019
2023
2025

Highlights

~1,500 *People in the commercial payments organization*

~24K *Commercial payments related clients*

~40% *Of new commercial payments relationships are payments-led with no credit extended*

ACH credit send / commercial deposits[4]



0.42%
Peer 7 0.21%
Peer 10 0.15%
Peer 8 0.11%
Peer 1 0.11%
Peer 2 0.11%
Peer 5 0.11%
Peer 11 0.11%
Peer 4 0.08%
Peer 3 0.07%
Peer 9 0.06%
Peer 6 0.06%
Peer 12 0.04%

Note: Totals may not foot due to rounding. [1]See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q26 earnings release; [2]Last twelve month (LTM) noninterest income and revenue are presented on a pro-forma basis, excluding securities gains/losses, for Fifth Third and Comerica as of 6/30/2026.; [3]Source: 2023 Cash Management Services Survey administered by EY; [4]2024 ACH data from NACHA; deposit balances as of 4Q24

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12 © Fifth Third Bancorp | All Rights Reserved Evolving from: Outsourcing Automation Agentic Work 2010 2015 2020 2025 Deliberately moving from providing tools customers use to manage finances to delivering solutions that complete the jobs for them Future Agentic Solutions CPS® Launched 2014 Expert AP Launched 2017 Launched 2018 Expert AR Acquired 2025 Launched 2023 Choice Disbursements Broad Capabilities Specialized Solutions Acquired 2023 Healthcare Receivables AutomationPhysical Cash Management Payables Automation Receivables Automation Healthcare Refunds Optimized Consumer / Retail real-time physical cash optimization

Wealth & Asset Management has scale and continues to expand

Noninterest income contribution

2Q26 LTM pro-forma noninterest income[1,2] of $4.2B



12%
5%
5%
14%
24%
17%
23%
2Q26 LTM wealth & asset management revenue
$1.0B
Wealth & asset management

Wealth & Asset Management business has delivered consistent growth over the past 5+ years

Key priorities

- Focus the business on core private bank offerings and One Bank solutions

Business Transition Advisory Team

- Dedicated to preparing business owners financially and personally for business transition
- Launched in 2021; ~$3BN in gross proceeds since inception

Fifth Third Wealth Advisors

- Independent RIA Launched in 2022; ~$4BN in AUM across 14 teams

Wealth & Asset Management business has sizable scale relative to peers

$ in BNs; As of 3/31/26



AUC³
$6
$33
$54
$59
$68
$124
$144
$156
$222
$449
$787
$5,535
Peer 1
Peer 11
Peer 2
Peer 10
Peer 3
Peer 4
Peer 7
Peer 8
Peer 5
Peer 6
Peer 9



AUM³
~$119B of AUM including our RIAs
$4
$7
$20
$22
$35
$37
$58
$60
$79
$95
$142
$190
Peer 1
Peer 10
Peer 2
Peer 11
Peer 3
Peer 5
Peer 4
Peer 7
Peer 8
Peer 9
Peer 6

Award-winning Private Bank

EUROMONEY PRIVATE BANKING AWARDS 2026 UNITED STATES BEST FOR CLIENT SERVICE

BEST PRIVATE BANK AWARD 2026 GLOBAL FINANCE

7th consecutive year

Wealth advisor headcount



95
+77%
168
2022
2Q26

Note: Totals may not foot due to rounding. [1]See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q26 earnings release; [2]Last twelve month (LTM) noninterest income and revenue are presented on a pro-forma basis, excluding securities gains/losses, for Fifth Third and Comerica as of 6/30/2026; [3]Source: Regulatory filings – Call Report; As of 3/31/26. AUC and AUM presented on a pro forma basis for Fifth Third and Comerica as of 3/31/2026.

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© Fifth Third Bancorp | All Rights Reserved

Balanced Capital Markets franchise delivering long-term growth

Noninterest income contribution

2Q26 LTM pro-forma noninterest income[1,2] of $4.2B



23%
17%
14%
12%
5%
5%
24%
2Q26 LTM capital markets revenue
$0.6B
Capital Markets

Growing fees across the Capital Markets business



$0.3B
$0.6B
9% CAGR
8% CAGR
12% CAGR
4% CAGR
9% CAGR
2019
LTM 2Q26
Strategic advisory & investment banking
including M&A
Debt capital markets
Institutional sales & trading
Financial risk management
including hedging business

Hedging

~35-40%

- Custom FX, interest rate & commodity solutions
- Real time market execution
- Protect cash flow, manage volatility

DCM & Loan Syndication

~45-50%

- Lead arranger on syndicated loans & bonds
- Tailored structures, fast execution

M&A

~10-15%

- Buy-side & sell-side deal support
- Divestitures & strategic exits
- Deep sponsor & corporate relationships

Note: Totals may not foot due to rounding. [1]See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q26 earnings release; [2]Last twelve month (LTM) noninterest income and revenue are presented on a pro-forma basis, excluding securities gains/losses, for Fifth Third and Comerica as of 6/30/2026.

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© Fifth Third Bancorp | All Rights Reserved

Four distinct $10B deposit opportunities

Market Expansion

1 Southeast branch maturation

- **Proven playbook**: site selection, staffing, marketing and digital onboarding
- Deposits per branch ~50% above peer average[1]
- Seasoning of ~400 de novos provides **peer leading embedded growth opportunity**

2 Texas de novo buildout

- **Apply southeast playbook** to Comerica's established Texas franchise
- Strong response rates from initial marketing campaigns
- 150 branches to be built by 2029 with **over 100 locations already identified**[3]

Tech-enabled relationship deepening

3 Small business and payments

- Provide-enabled SBA platform **driving market share capture**… #53 → #15[2]
- 1-out-of-3 new payments clients are payments-only with no credit attached

4 Tech & life sciences vertical

- 4-to-1 deposit-to-loan portfolio – **reengage and selectively build** a durable relationship-oriented vertical
- Newline **deepens operating relationships** with innovation-economy clients

Proven deposit playbooks, expanded through Comerica – diversified across customers, markets, and capabilities

[1]Source: S&P Capital IQ; 2025 FDIC data capped at $250MM and filtered for de novos opened since 2018. Not all de novos have been open for 5 years; [2]Source: U.S. Small Business Administration Lender Report, 2026 fiscal year; [3]See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q26 earnings release.

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© Fifth Third Bancorp | All Rights Reserved

Accelerating our decade-long network expansion[1]

Branch distribution by region[2]


2017
2025
2028 (Pre-CMA)
2030E
24%
1,154
branches
76%
33%
1,130
branches
67%
~50%
~1,250
branches
~50%
~20%
~1,750
branches
~45%
~35%
Midwest footprint
Southeast footprint
Southwest footprint

Population growth[3]	2017	2025	2028 (Pre-CMA)	2030E
	2.5%	3.1%	3.8%	4.1%

By 2030, 50+% of Fifth Third's footprint will be in the best markets in the U.S., including 17 of the 20 fastest growing large U.S. metros[4]

Source: S&P Capital IQ; [1]See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q26 earnings release; [2]Represents % of total branches by geographic region and includes 150 planned de novo builds in Texas; [3]Population growth represented as 5-year projected growth rate (2026-2031 not annualized) per S&P Capital IQ. Overall growth rate calculated as population growth rate weighted by branch distribution (based on Fifth Third and Comerica's proforma branch counts) by region; [4]MSAs with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau.

16

© Fifth Third Bancorp | All Rights Reserved

A proven Southeast playbook, ready for the Southwest

Southeast expansion track record: 2018 → 2026

Southeast retail deposits



Deposits / branch
($ millions)
Branch count
Deposits
($ billions)
Up +48%
$35
$51
2Q18
2Q26
Up +52%
278
422
2Q18
2Q26
Up +125%
$10
$22
2Q18
2Q26

Deposit seasoning curve

Retail deposits per branch ($ millions)



$41
$51
$95
Southwest
Southeast
Midwest
Change in average deposits per branch from acquisition close (Feb-26) to Jun-26

Southwest deposit opportunity[1]

150 New branch builds	×	**$50MM** Average deposits	=	**~$8B** Deposits
205 Existing branches	×	**+$10MM** Incremental dep./branch	=	**~$2B** Deposits

Southeast deposit opportunity[1]

127 New branch builds	×	**$50MM** Average deposits	=	**~$6B** Deposits
422 Existing branches	×	**+$10MM** Incremental dep./branch	=	**~$4B** Deposits

Executing a proven playbook

- **Disciplined location selection** — geospatial site-selection model
- **Sales staffing** — relationship managers & branch teams
- **Marketing investment** — analytics-driven acquisition campaigns

The Southeast is delivering
The Southwest is the next chapter of the same repeatable playbook

Source: internal management reporting; Note: Deposits and households represent retail deposits and households only. [1]See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q26 earnings release.

17

© Fifth Third Bancorp | All Rights Reserved

18 © Fifth Third Bancorp | All Rights Reserved Fifth Third is the only regional bank that has outgrown each of its Top 10 markets Source: S&P Global. Branch and deposit data as of 6/30/25. Rows represent each bank's top 10 MSAs by total deposits, ranked largest to smallest. 1Peer 1 did not have presence in market in 2020. MSA Rank (by Bank) FITB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 1 6.4% 2.7% 7.2% 1.0% 3.1% 2.3% 2.3% 1.3% 6.5% 7.6% 2 6.2% 2.5% 10.0% (1.1%) 3.0% 3.3% 3.5% 5.2% 3.7% 1.2% 3 4.8% (7.2%) 8.3% (0.3%) (0.1%) 1.9% 3.3% 5.1% 8.0% 2.3% 4 5.1% 5.0% 3.2% 2.1% 4.3% 4.0% 4.2% 4.6% 6.1% 7.8% 5 10.1% 5.0% 1.7% (1.6%) (2.8%) 3.5% 2.3% 4.3% 2.7% 5.6% 6 7.0% 3.8% 6.5% (1.2%) (2.6%) 3.9% 3.2% 4.0% 5.8% 4.9% 7 6.7% 4.7% 5.9% 0.2% 3.4% 1.5% 2.2% 3.3% 6.1% 8.0% 8 4.3% 2.1% 7.0% 0.9% (6.3%) 4.6% 3.8% 6.9% 9.0% (3.7%) 9 4.4% N/A 1 7.2% (6.8%) 1.0% 1.8% 3.4% 2.7% 3.7% 7.3% 10 10.1% 7.6% 7.3% (0.9%) 0.9% 2.4% 5.3% 2.5% 5.9% 4.6% Median Branch Deposit Growth in Each Bank's Top 10 MSA Markets 5-Yr CAGR (6/20 - 6/25) Below Market MedianAbove Market Median

19 © Fifth Third Bancorp | All Rights Reserved Southeast de novo expansion leading to strong deposit growth and profitability The southeast’s share of total retail deposits continues to grow as the de novo network matures Percentage of total retail deposits Southeast investments driving strong granular retail deposit growth at attractive rates Disciplined deposit pricing 2Q26 southeast total cost of retail deposits 84% 82% 77% 16% 18% 23% $0 $20 $40 $60 $80 $100 2019 2022 2025 Midwest Southeast 1.79% 3.75% x Avg. FF Rate 48 296 149 Peer Median Trillionaire Median x National Among leaders in de novos built nationally and in footprint 10 96 149 Peer Median Trillionaire Median x Total retail footprint2 Source: S&P Capital IQ, internal management reporting; Note: Branch data as of September 22, 2025, Management reporting reflects data as of December 31, 2025; 12025 FDIC data capped at $250MM and filtered for de novos opened since 2018. Not all de novos have been open for 5 years; 2Retail footprint includes MSAs and counties that Fifth Third has active branches in as of September 22, 2025 De novos built since 2018 Rank 4th Rank 2nd $0 $10 $20 $30 $40 $50 Year 1 Year 2 Year 3 Year 4 Year 5 Fifth Third Peer Avg Average de novo deposits per branch by year1 $ in millions Outsized retail growth across our footprint relative to competitors 5-Year deposit CAGR1 0.5% 1.8% 5.5% Other competitors Trillionaires x Total Retail Footprint2 1.0% 2.1% 12.1% Other competitors Trillionaires x Southeast Retail Footprint2

Historical net charge-off and NPA ratios

Net charge-off ratio

10-year average excluding COVID[1]


1.50%
1.00%
0.50%
0.00%
2Q26
0.30%
2Q17 2Q18 2Q19 2Q20 2Q21 2Q22 2Q23 2Q24 2Q25 2Q26

Non-performing assets ratio[2]

10-year average excluding COVID[1]


1.50%
1.00%
0.50%
0.00%
2Q26
0.60%
2Q17 2Q18 2Q19 2Q20 2Q21 2Q22 2Q23 2Q24 2Q25 2Q26

Consumer net charge-off ratio

10-year average excluding COVID[1]


1.50%
1.00%
0.50%
0.00%
2Q26
0.53%
2Q17 2Q18 2Q19 2Q20 2Q21 2Q22 2Q23 2Q24 2Q25 2Q26

Commercial net charge-off ratio

10-year average excluding COVID[1]


1.50%
1.00%
0.50%
0.00%
2Q26
0.21%
2Q17 2Q18 2Q19 2Q20 2Q21 2Q22 2Q23 2Q24 2Q25 2Q26

Note: 3Q25 net charge-off ratio and commercial net charge-off ratio impacted by isolated fraud loss related to Tricolor. [1]Excludes 2020, 2021, and 2022 metrics. [2]Loan balances exclude nonaccrual loans HFS.

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Relationship focused main street lender with lower NDFI exposure

Non-depository financial institution portfolio

$ in billions; as of 6/30/2026

Real Estate
Institutional CRE, Residential Mortgage Warehouse, Mortgage Servicing Rights

Corporate Credit Facilities
Payments, Insurance, Financial Intermediaries



23%
11%
11%
32%
23%
2Q26
$13.1B[1]
7% of Loans

Private Capital Warehouse
Corporate Debt Facilities, BDC

Consumer Warehouse
Consumer Finance Securitization Vehicles

Subscription Lines
Capital Call Facilities, SBIC Funds

NDFI portfolio characteristics

- 2nd lowest exposure to NDFIs among peers[2]
- 89% of the NDFI portfolio is investment grade or equivalent
- 2Q26 criticized rate of 54 bps; down 1 bp sequentially
- Zero losses in last 10 years across Real Estate, Subscription Lines and Private Capital Warehouse[3]

Private Capital Warehouse characteristics

- Senior-positioned, well-collateralized and deliberately sized within risk appetite
- Tight internal concentration limits actively monitored and enforced through independent risk governance
- BDC balances limited, totaling $263 million or just 0.15% of total loans

Balanced, deliberate portfolio composition with strong collateral and structural protections

[1]Loans to NDFI's are preliminary as of June 30, 2026. [2]Source: Call Report, Domestic Offices as of March 31, 2026. [3]FITB standalone. Note: NDFI includes the following captions within Call Report schedule RC-C Part I - mortgage credit intermediaries, business credit intermediaries, private equity funds, consumer credit intermediaries and other loans to non-depository financial institutions.

21

© Fifth Third Bancorp | All Rights Reserved

High quality Shared National Credit portfolio

Shared National Credit portfolio is well diversified

$ in billions; as of 6/30/2026



Industry mix
SNC portfolio
$46.4BN
~26% of total loans
Financial Services 17%
Rental and Leasing 13%
Entertainment 12%
Retail 12%
Business Services 8%
Manufacturing 8%
Wholesale Trade 8%
Other 24%

Key statistics

	2Q25	1Q26	2Q26
Loan balance	$32.5	$45.5	$46.4
Nonperforming loans[2]	0.85%	0.35%	0.36%
NCO Ratio[1]	0.34%	0.35%	0.35%

- ~60% of SNC balances are at or near investment grade equivalent borrowers; independently underwrite each transaction
- Lead left/lead right on ~50% of relationships
- Criticized assets are lower than the rest of the commercial portfolio over a multi-year period

[1]Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. [2]Nonperforming portfolio loans and leases as a percent of portfolio loans and leases.

22

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23 © Fifth Third Bancorp | All Rights Reserved Strong liquidity and capital position 1Current period regulatory capital ratios are estimated. 2Excludes AOCI on cash flow hedges.

24 © Fifth Third Bancorp | All Rights Reserved Securities portfolio AOCI accretion 1See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q26 earnings release. 2Analysis based on 6/30/2026 portfolio utilizing the implied forward curve as of 6/30/2026.

25 © Fifth Third Bancorp | All Rights Reserved Balance sheet positioned to grow tangible book value per share 1See forward-looking statements on page 27 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27–29 of the 2Q26 earnings release. 2Analysis based on 6/30/2026 portfolio utilizing the implied forward curve as of 6/30/2026.

26 © Fifth Third Bancorp | All Rights Reserved Why Fifth Third Positioned to generate long-term sustainable value to shareholders despite the environment ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team

27 © Fifth Third Bancorp | All Rights Reserved Cautionary Statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) any instability or disruption in the financial system, including those caused by actual or perceived issues affecting the soundness of other financial institutions or market participants; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements, including the use of artificial intelligence; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) potential impacts of the adoption of real-time payment networks; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; (45) Fifth Third’s ability to meet its environmental and/or social targets, goals and commitments; and (46) risks relating to the merger with Comerica Incorporated, including Fifth Third’s inability to realize the anticipated benefits of the merger and potential disruption to Fifth Third’s business resulting from post-merger integration. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this report should be read as applying mutatis mutandis to every other instance of such information appearing herein. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in slides 41-42 of our 2Q26 earnings presentation, as well as on pages 27 through 29 of our 2Q26 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.